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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 16, 2001
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                           EXCHANGE APPLICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)




               DELAWARE             0-24679            04-3338916
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            (Jurisdiction         (Commission        (IRS Employer
          of Incorporation)       File Number)     Identification No.)




                  89 South Street, Boston, Massachusetts 02111
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               (Address of Principal Executive Offices) (ZIP Code)




        Registrant's telephone number, including area code (617) 737-2244
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ITEM 5.  OTHER EVENTS.
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         On November 16, 2001, Exchange Applications, Inc. (the "Company")
decided to cancel its Special Shareholder Meeting (the "Special Meeting") that was scheduled to be held on December 10, 2001.

         On November 13, 2001, the Company filed an amended preliminary Proxy Statement and Notice of Special Meeting of Stockholders that was to be held on December 10, 2001, requesting that the stockholders consider and act upon a proposed amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue, ratify the action of the Board of Directors in amending the 1998 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder, approve the issuance of shares of common stock upon conversion of shares of Series A Convertible Redeemable Preferred Stock, and transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         At this time, no decision has been made as to whether or when the Company will reschedule the Special Meeting.



































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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (C) EXHIBITS.
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             Exhibit 99.1  Form of Notice of Special Meeting and Proxy Statement















































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           EXCHANGE APPLICATIONS, INC.


                                           By:  /s/ J. Chris Wagner
                                                ------------------------
                                                J. Chris Wagner
                                                President and CEO
Dated:  November 23, 2001






































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                                  EXHIBIT INDEX






Exhibit No.          Description
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Exhibit 99.1         Form of Notice of Special Meeting and Proxy Statement













































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